UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30424	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5920 N. Florida Avenue Hernando, FL	34442
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 489-6912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

National Waste Management Holdings, Inc. (the “Company”) is scheduled to give a presentation at the 2015 Impact Investor Conference in Minneapolis, MN on June 19, 2015. A copy of the PowerPoint slides to be used during the presentation is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation, June 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

Date: June 19, 2015	By:	/s/ Louis Paveglio
Louis Paveglio Chief Executive Officer

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